EXHIBIT 99.1

Catalent Announces Plan for Alessandro Maselli to Become New CEO Effective July 1, 2022

SOMERSET, N.J. – January 5, 2022 — Catalent, the leading global provider of advanced delivery technologies, development, manufacturing and clinical supply solutions for drugs, biologics, cell and gene therapies, as well as consumer health products, today announced that its Board of Directors has appointed Alessandro Maselli, currently President and Chief Operating Officer, as the company’s next President and Chief Executive Officer, effective July 1, 2022. Maselli will also join the company’s Board of Directors upon assuming his new role. Current Chair and Chief Executive Officer John Chiminski will remain in his present role until July 1, 2022, when he will assume the position of Executive Chair of the Board.

“I am grateful and humbled to have had the opportunity to lead Catalent over the past 12 years, and I’m pleased to congratulate Alessandro, an experienced leader who has been critical to Catalent’s success,” said John Chiminski, Chair and Chief Executive Officer. “Alessandro knows every aspect of Catalent’s business and has been instrumental in developing and executing our strategy, including ensuring that Catalent was prepared to manufacture over 1 billion COVID-19 vaccine doses that we successfully delivered in record time during 2021, meeting our commitments to our patients, our customers, and all our stakeholders. I am confident that Alessandro’s leadership will enable Catalent to continue its record of strong performance and growth.”

“I am deeply honored to have the opportunity to succeed John as Catalent’s Chief Executive Officer,” said Alessandro Maselli, President and Chief Operating Officer. “Catalent plays a critical role in the global healthcare ecosystem, and for the past decade I’ve been privileged to work alongside our company’s talented, dedicated employees to drive our business and ensure the timely and reliable supply of thousands of important medicines to patients. I’m energized by Catalent’s strong momentum, and I look forward to continuing the record of performance and growth that John established for Catalent, making it the development and manufacturing partner of choice across our customers’ diverse pipelines and product portfolios.”

ABOUT Alessandro Maselli

Alessandro Maselli has more than 11 years of experience at Catalent. He has held key positions at the company since joining in October 2010, from site leadership positions at two important manufacturing facilities in Italy and the United Kingdom to senior positions in global operations, corporate oversight, and strategy. Maselli was appointed Catalent’s President and Chief Operating Officer in February 2019. He joined Catalent in 2010 as Director of Operations at Catalent’s pharmaceutical, nutritional, and cosmetics plant in Aprilia, Italy. Prior to Catalent, Maselli held leadership roles at Alstom and SGS. From 1998 to 2006, he held roles of increasing responsibility from process engineer to operations director at ABB Group. Maselli began his career as an automation systems engineer in the food industry. A native of Italy, Mr. Maselli earned his master’s degree in electronic engineering from the University of Rome (“La Sapienza”).

ABOUT CATALENT

Catalent, Inc. (NYSE: CTLT), an S&P 500® company, is the global leader in enabling pharma, biotech, and consumer health partners to optimize product development, launch, and full life-cycle supply for patients around the world. With broad and deep scale and expertise in development sciences, delivery technologies, and multi-modality manufacturing, Catalent is the industry’s preferred partner for personalized medicines, consumer health brand extensions, and blockbuster drugs. Catalent helps accelerate over 1,000 partner programs and launch over 150 new products every year. Its flexible manufacturing platforms at over 50 global sites supply over 70 billion doses of nearly 7,000 products to over 1,000 customers annually. Catalent’s expert workforce exceeds 17,000, including more than 2,500 scientists and technicians. Headquartered in Somerset, New Jersey, the company generated $4 billion in revenue in its 2021 fiscal year. For more information, visit www.catalent.com.

Forward-Looking Statements

This release contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would,” or other words or phrases with similar meanings. Similarly, statements that describe Catalent’s objectives, plans, or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: an event that interferes with Mr. Maselli’s ability to become Catalent’s CEO, whether on the contemplated schedule or at all; the current or future effects of the COVID-19 pandemic or any global health epidemic on Catalent’s and its clients’ or suppliers’ businesses; participation in a highly competitive market and increased competition that may adversely affect Catalent’s business; demand for its offerings, which depends in part on its customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect Catalent’s results of operations, financial condition, liquidity and cash flows; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on Catalent’s business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to Catalent’s operations; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products Catalent manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar against other currencies; adverse tax legislative or regulatory initiatives or challenges or adjustments to Catalent’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisition, or other transaction that may complement or expand its business or divest of non-strategic businesses or assets and difficulties in successfully integrating acquired businesses and realizing anticipated benefits of such acquisitions; risks associated with timely and successfully completing, and correctly anticipating the future demand predicted for, capital expansion projects at existing facilities; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health, and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations or labor difficulties, which could increase costs or result in operational disruptions; additional cash contributions required to fund Catalent’s existing pension plans; substantial leverage that may limit its ability to raise additional capital to fund operations and react to changes in the economy or in the industry; and exposure to interest-rate risk to the extent of its variable-rate debt preventing it from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in Catalent’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, filed August 30, 2021. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

More products. Better treatments. Reliably supplied.™